                                                                     Exhibit 4.1

Synchronicity Software, Inc. transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation as from time to time amended (copies of which are on file with the Transfer Agent) to all of which the holder by acceptance hereof assents.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, Synchronicity Software, Inc. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:                                       Chairman of the Board of Directors


                                             Chief Operating Officer



                          SYNCHRONICITY SOFTWARE, INC.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-  as tenants in common          UNIF GIFT MIN ACT......Custodian.......
TEN ENT-  as tenants by the entireties                   (Cust)         (Minor)
JT TEN-   as joint tenants with right              under Uniform Gifts to Minors
          of survivorship and not as               Act.........................
          tenants in common                                  (State)
COM PROP- as community property


    Additional abbreviations may also be used though not in the above list.

For value received, ____________________ hereby sell, assign and transfer unto

_____________________________________________________________________________

_____________________________________________________________________________

______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated, ___________________
                                          ______________________________________
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                           CORRESPOND WITH THE NAME AS WRITTEN
                                           UPON THE FACE OF THE CERTIFICATE IN
                                           EVERY PARTICULAR, WITHOUT ALTERATION
                                           OR ENLARGEMENT OR ANY CHANGE
                                           WHATEVER.

SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.